                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                               September 2, 1997
                                (Date of Report)

                          BUCYRUS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-871                      39-0188050
(State or other jurisdiction   (Commission File Number)     (IRS Employer ID Number)
      of incorporation)

                                  P.O. Box 500
                             1100 Milwaukee Avenue
                        South Milwaukee, Wisconsin 53172
                    (Address of principal executive offices)

                                 (414) 768-4000
              (Registrant's telephone number, including area code)
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ITEM 2. ACQUISITION OF ASSETS

     (a) The Acquisition.

     On August 26, 1997, the Registrant, Bucyrus International, Inc. (the "Company") consummated the acquisition (the "Marion Acquisition") of certain assets and liabilities of The Marion Power Shovel Company (a subsidiary of Global Industrial Technologies, Inc. ("Global")), and of certain subsidiaries and divisions of Global that represent Global's surface mining equipment business in Australia, Canada, and South Africa (in this report, all of said assets and the related businesses will be referred to as "Marion").

     The purchase price for Marion was $40.1 million, subject to post-closing adjustments which would have reduced the purchase price by approximately $3.7 million had the Marion Acquisition taken place on June 30, 1997. A balance sheet will be prepared with respect to Marion as of the date of closing, on which the actual post-closing purchase price adjustment will be based.

     A copy of the Asset Purchase Agreement dated July 21, 1997, between the Company (and certain subsidiaries) and Global (and certain subsidiaries) relating to the Marion Acquisition is filed as Exhibit 2.1 to this Report.

     Source of Funds. The Company financed the Marion Acquisition and related expenses utilizing an unsecured bridge loan (the "Bridge Loan") provided by PPM America Special Investments Fund, L.P. (the "PPM Fund"), an affiliate of Jackson National Life Insurance Company, the Company's largest shareholder ("JNL"), in the amount of $45 million.

     The Company obtained a commitment dated April 14, 1997 from the PPM Fund to provide the Bridge Loan ("Bridge Loan Commitment"). Upon execution of the Bridge Loan Commitment, the Company paid a $550,000 Proposal and Commitment Fee to the PPM Fund. The Bridge Loan Commitment provides for a fee of $450,000 (the "Facility Fee") to be paid upon execution of the definitive purchase agreement for the Marion Acquisition. The Bridge Loan Commitment provided for a closing date of the Marion Acquisition of not later than July 15, 1997. On June 30, 1997, the Company and the PPM Fund agreed to extend the deadline for the closing date until August 30, 1997 (the "Extension Agreement"). As a condition to the Extension Agreement, however, the PPM Fund required the Company to pay a $337,500 Extension Fee and to pay the $450,000 Facility Fee at the time the Extension Agreement was signed.

     The Bridge Loan matures on February 23, 1998 (180 days from funding) and bears interest at 5% over the Adjusted Eurodollar Rate, as defined in the Bridge Loan Agreement.

     The Bridge Loan Commitment was amended as of August 20, 1997 (the "Amended Commitment") to provide that upon consummation of the Marion Acquisition and the funding of the Bridge Loan, the Company would pay an $800,000 Financing Fee to the PPM Fund and a Bridge Loan Funding Fee of $1,125,000. These fees were paid on August 26, 1997. The Amended Commitment and Bridge Loan Agreement provide for additional fees as follows: (i) if the Bridge Loan is outstanding 30 days after funding (on September 25, 1997), the Company will pay $800,000; (ii) if the Bridge Loan is outstanding 90 days after funding (on November 24, 1997), the Company will pay $3,200,000; and (iii) if the Bridge Loan is outstanding at Maturity (February 23, 1998), the Company will pay $3,200,000.

     Copies of the Bridge Loan Agreement and related documentation are incorporated by reference as Exhibit 10.22 through Exhibit 10.29 to this Report.

     As noted below under "Item 5. Other Events," the Company expects to commence on or about August 29, 1997 a private placement offering of its $150,000,000 Senior Notes due 2007 (the "Senior Notes Offering"). A portion of the proceeds of the Senior Notes Offering are intended to be used to refinance the Bridge Loan. The Company presently anticipates that the Senior Notes Offering will be completed on or prior to September 24, 1997, and, accordingly, that none of the additional fees relating to the Bridge Loan will be paid.

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

     (b) Assets and Businesses Acquired.

     Prior to August 26, 1997, Marion had been in the business of manufacturing large surface mining excavation equipment, primarily draglines and electric mining shovels, and replacement parts therefor, and also had a significant aftermarket parts and services business. The assets acquired by the Company from Marion consist primarily of personal property (finished goods, work-in-process and parts inventory, machinery, equipment, and machine tools) and intellectual property (patents, trademarks, drawings, etc.). No real property was acquired. The assets acquired by the Company in the Marion Acquisition consisted of substantially all the assets owned by Global directly or indirectly through one or more subsidiaries (including substantially all of the assets of The Marion Power Shovel Company) that were used to operate Global's surface mining equipment manufacturing, replacement parts, and services business throughout the world. The Company is engaged in a similar business and intends to continue to operate the Marion business by consolidating it into the Company's operations.

ITEM 5. OTHER EVENTS

     (a) Acquisition of the Company by American Industrial Partners.

     On August 21, 1997, Bucyrus entered into an Agreement and Plan of Merger (the "AIP Agreement") with American Industrial Partners Acquisition Company, LLC ("AIPAC"), which is wholly owned by American Industrial Partners Capital Fund II, L.P. ("AIP"), and Bucyrus Acquisition Corp. ("BAC"), which is wholly owned by AIPAC. Pursuant to the AIP Agreement, on August 26, 1997, BAC commenced an offer to purchase for cash 100% of the common stock of Bucyrus (the "Common Stock") at a price of $18.00 per share (the "AIP Tender Offer"). Consummation of the AIP Tender Offer is conditioned upon receipt by BAC of not less than 51% of the Common Stock in the AIP Tender Offer. The consummation of the AIP Tender Offer is a condition to the Senior Notes Offering.

     Simultaneously with the execution of the AIP Agreement, JNL, which owns approximately 40% of the outstanding Common Stock, entered into an agreement (the "Stockholder Agreement") with AIPAC and BAC, pursuant to which JNL agreed to tender all of its shares of Common Stock in the AIP Tender Offer.

     Following consummation of the AIP Tender Offer, subject to satisfaction of certain conditions set forth in the AIP Agreement, BAC will merge with and into Bucyrus, and each shareholder of Bucyrus will receive $18.00 in cash for each share of Common Stock (the "AIP Merger"). The AIP Merger is not a condition to the Senior Notes Offering.

     AIP has advised the Company as follows. AIP is a private investment fund headquartered in San Francisco and New York with committed capital of approximately $574 million. AIP seeks to invest in companies with either a protected competitive position or proprietary capability, ideally combined with a leading market share. The firm does not seek to play a role in daily management; rather, AIP seeks to provide its portfolio companies with access to the management expertise of its operating partners, all of whom are former Chief Executive Officers of Fortune 500 corporations, through active board-level participation as well as on-call advice when desired.

     Following consummation of the AIP Merger, AIP will have contributed $143 million in equity to the Company and Robert L. Purdum, an operating partner of AIP and former Chairman, President and Chief Executive Officer of Armco Inc., is expected to become the Company's Non-Executive Chairman of the Board. Although no specific arrangements are in place, following the AIP Merger, AIP intends to offer the Company's executive officers the opportunity to own up to 10% of the Company through a combination of direct investments and option programs.

     On August 26, 1997, AIPAC and BAC filed with the Securities and Exchange Commission (the "Commission") a Tender Offer Statement on Schedule 14D-1 (the "Tender Offer Statement") relating to the AIP Tender Offer, and the Company filed a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 including a Schedule containing information required by Rule 14f-1 (the "Recommendation Statement") setting forth, among other things, the Board of Directors' recommendation to shareholders that they tender their stock in the AIP Tender Offer. Reference is hereby made to the Tender Offer Statement and the Recommendation Statement for additional information concerning AIP and its related entities, the AIP

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

Merger, the AIP Tender Offer, and to the schedule filed pursuant to Rule 14f-1 attached to the Recommendation Statement for additional information about the Company and its management.

     (b) Senior Notes Offering.

     On or about August 29, 1997, the Company expects to commence a private placement transaction (the "Senior Notes Offering") of its $150,000,000 Senior Notes due 2007 (the "Senior Notes"). The Senior Notes Offering is being made and the Senior Notes will be sold exclusively (a) to "Qualified Institutional Buyers" (as defined in Rule 144A under the Securities Act of 1933) in compliance with Rule 144A, and (b) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act of 1933.

     The Company expects that the Senior Notes Offering will be completed on or about September 24, 1997.

     THE SENIOR NOTES WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CURRENT REPORT ON FORM 8-K, AND ANY REFERENCE TO THE SENIOR NOTES HEREIN, SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THE SENIOR NOTES IN ANY STATE OR JURISDICTION WHERE SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE OR JURISDICTION.

     The Company has prepared a Preliminary Confidential Offering Memorandum (the "Preliminary Offering Memorandum") dated August 27, 1997 for use in connection with the Senior Notes Offering. Exhibit 99.3 to this Report is a copy of selected excerpts from the Preliminary Offering Memorandum under the captions "Summary of Offering Memorandum -- Sources and Uses," "Risk Factors" (except for certain sections pertinent only to potential purchasers of Senior Notes), "Business," and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Reference is hereby made to Exhibit 99.3 for additional information about the Company and the anticipated sources and uses of funds to be derived from the Senior Notes Offering and the AIP Merger.

     There can be no assurance that the Senior Notes Offering will be consummated.

     (c) Joint Prosecution Agreement

     Contemporaneously with the execution of the Stockholder Agreement referred to in (a) above, the Company and JNL entered into a joint prosecution agreement (the "Joint Prosecution Agreement") relating to various claims the Company and JNL have or may have resulting from the Company's reorganization in 1994 under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Reorganization") against the law firm of Milbank, Tweed, Hadley & McCloy ("Milbank") for disgorgement of fees (the "Disgorgement Claim") and other claims (collectively, the "Milbank Claims"). All proceeds of the Milbank Claims will be allocated as follows: (i) first, to pay, or to reimburse the prior payment of, all bona fide third-party costs, expenses and liabilities incurred on or after September 1, 1997 in connection with prosecuting the Milbank Claims (the "Joint Prosecution") including, without limitation, the reasonable fees and disbursements of counsel and other professional advisors, which are to be advanced by JNL; (ii) the next $8.675 million of proceeds from the Milbank Claims, if any, will be paid to JNL, provided that the Company will retain ten percent of the proceeds of the Disgorgement Claim, if any, and will direct payment to JNL of the balance of such proceeds; and (iii) all additional proceeds of the Milbank Claims will be divided equally between JNL and the Company. Notwithstanding the foregoing, the Company shall also receive the benefit of any reduction of any obligation it may have to pay Milbank's outstanding fees, if any. JNL will indemnify the Company in respect of any liability resulting from the Joint Prosecution other than in respect of legal fees and expenses incurred prior to September 1, 1997. The Joint Prosecution Agreement will continue in force irrespective of whether the Merger is consummated. The Joint Prosecution may involve lengthy and complex litigation and there can be no assurance whether or when any recovery may be obtained or, if obtained, whether it will be in

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an amount sufficient to result in the Company receiving any portion thereof under the formula described above.

     (d) Settlement Agreement

     During the pendency of the Chapter 11 Reorganization, JNL filed a claim (the "503(b) Claim") against the Company with the United States Bankruptcy Court, Eastern District of Wisconsin ("Bankruptcy Court") for reimbursement of approximately $3.3 million of professional fees and disbursements incurred in connection with the Chapter 11 Reorganization pursuant to Section 503(b) of the Bankruptcy Code. By order dated June 3, 1996, the Bankruptcy Court awarded JNL the sum of $500. JNL appealed the decision to the United States District Court for the Eastern District of Wisconsin. On June 26, 1997, the District Court denied the appeal as moot but returned the matter to the Bankruptcy Court for further proceedings with leave to appeal again after further determination of the Bankruptcy Court. On July 11, 1997, JNL moved the Bankruptcy Court for relief from the final judgment entered on the 503(b) Claim. Pursuant to a Settlement Agreement between the Company and JNL dated as of August 21, 1997, subject to Bankruptcy Court approval, JNL will settle and release the Company from the 503(b) Claim in consideration of a payment to JNL by the Company of $200,000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of the Business Acquired.

     The following audited and unaudited combined financial statements of the Surface Mining and Equipment Business of Global Industrial Technologies, Inc. are set forth as Exhibit 99.1 to this report:

     Audited Financial Statements:

        Report of Independent Public Accountants

        Combined Balance Sheet at October 31, 1996

        Combined Statement of Operations for the Year Ended October 31, 1996

        Combined Statement of Equity for the Year Ended October 31, 1996

        Combined Statement of Cash Flows for the Year Ended October 31, 1996

        Notes to Combined Financial Statements

     Unaudited Financial Statements:

        Combined Balance Sheets at June 30, 1997 and October 31, 1996

        Combined Statements of Operations for the Eight Months Ended June 30, 1997 and 1996

        Combined Statements of Cash Flows for the Eight Months Ended June 30, 1997 and 1996

        Notes to Combined Financial Statements

     (b) Pro Forma Financial Information

     The Unaudited Pro Forma Combined Condensed Statements of Operations of the Company for the year ended December 31, 1996, and the six months ended June 30, 1997 (the "Pro Forma Statements of Operations"), and the Unaudited Pro Forma Combined Condensed Balance Sheet of the Company at June 30, 1997 (the "Pro Forma Balance Sheet" and, together with the Pro Forma Statements of Operations, the "Pro Forma Financial Statements") are presented as Exhibit 99.2 to this report. The Pro Forma Financial Statements give effect to the Marion Acquisition and the Bridge Loan (both defined in Item 2(a) of this Report) but do not give effect to the Senior Notes Offering or the acquisition of the Company by American Industrial Partners (identified in Item 5 of this Report).

     Basis of Presentation. The Pro Forma Financial Statements have been prepared to illustrate the estimated effect of the Marion Acquisition and the financing (the Bridge Loan) incurred to finance the

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

Marion Acquisition. The Pro Forma Financial Statements are based on certain estimates and assumptions made by the management of the Company as to the combined operations of the Company and Marion which the Company believes to be reasonable. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company and Marion that actually would have been obtained had the Marion Acquisition been completed as of the assumed dates, or to project the results of operations or financial position of the Company for any future date or period.

     The Pro Forma Balance Sheet gives pro forma effect to the Marion Acquisition as if it had occurred on June 30, 1997. The Pro Forma Statements of Operations give pro forma effect to the Marion Acquisition as if it had occurred on January 1, 1996. In each case, effect is given to the consummation of the Bridge Loan as if the Bridge Loan had been consummated immediately prior to consummation of the Marion Acquisition.

     For purposes of the Pro Forma Statements of Operations for the year ended December 31, 1996, Marion's historical Statement of Operations for the fiscal year ended October 31, 1996, was combined with the Company's historical Statement of Operations for the year ended December 31, 1996. For purposes of the Pro Forma Statement of Operations for the six months ended June 30, 1997, Marion's historical Statement of Operations for the six months ended June 30, 1997, was combined with the Company's historical Statement of Operations for the six months ended June 30, 1997. Marion's results for the months of November and December 1996 are not included in these Pro Forma Statements of Operations. Marion's net sales and net loss for these two months were $9.5 million and $1.6 million, respectively. The Pro Forma Statements of Operations have been prepared assuming retention of all of the Company's and Marion's net sales.

     The Marion Acquisition will be accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price will be allocated to the tangible and intangible assets and liabilities assumed based upon their respective fair values as of the closing of the Marion Acquisition based on valuations and studies which are not yet available. A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent management's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that management believes to be reasonable. A balance sheet will be prepared with respect to Marion's balance sheet as of the date of such closing, on which the post-closing purchase price adjustment will be based. Management does not expect that differences between the preliminary and final purchase price allocation will have a material impact on the Company's financial position and/or results of operations.

     (c) Exhibits.

     See Exhibit Index.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BUCYRUS INTERNATIONAL, INC.
                                          (Registrant)

                                          By: /s/ C. R. Mackus

                                            ------------------------------------
                                            Name: C. R. Mackus
                                            Title: Secretary and Controller

Date: September 2, 1997

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                          BUCYRUS INTERNATIONAL, INC.
                                 EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K

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
EXHIBIT                                                                                       FILED
NUMBER                  DESCRIPTION                 INCORPORATED HEREIN BY REFERENCE FROM    HEREWITH
-------                 -----------                 -------------------------------------    --------
  2.1      Asset Purchase Agreement dated July                                                  X
           21, 1997, by and among The Marion
           Power Shovel Company, Marion Power
           Shovel Pty Ltd, Intool International
           B.V., Global-GIX Canada Inc., and
           Global Industrial Technologies, Inc.
           (Sellers) and Bucyrus International,
           Inc., Bucyrus (Australia) Proprietary
           Ltd., Bucyrus (Africa) (Proprietary)
           Limited, and Bucyrus Canada Limited
           (Buyers)
           [REDACTED PORTIONS ARE SUBJECT TO A
           REQUEST FOR CONFIDENTIAL TREATMENT ON
           FILE WITH THE SECURITIES AND EXCHANGE
           COMMISSION]
  2.2      Agreement and Plan of Merger dated       Exhibit 1 to Registrant's Tender
           August 21, 1997, between Registrant,     Offer Solicitation/Recommendation
           American Industrial Partners             Statement on Schedule 14D-9 filed
           Acquisition Company, LLC and Bucyrus     with the Commission on August 26,
           Acquisition Corp.                        1997
 10.15     Letter Agreement dated July 30, 1997     Exhibit 10.15 to Registrant's
           between Jefferies & Company, Inc. and    Quarterly Report on Form 10-Q for the
           Registrant                               quarter ended June 30, 1997
 10.22     Bridge Loan Agreement dated as of        Exhibit 5.4 to Registrant's Tender
           August 26, 1997 by and among PPM         Offer Solicitation/Recommendation
           America Special Investments Fund,        Statement on Schedule 14D-9 filed
           L.P. as Agent and Lender and the         with the Commission on August 26,
           other lenders party thereto, the         1997
           Company, Bucyrus (Australia)
           Proprietary Ltd., and Bucyrus Canada
           Limited
 10.23     Letter of Intent dated July 30, 1997     Exhibit 99.4 to Registrant's Current
           between Registrant and American          Report on Form 8-K dated August 4,
           Industrial Partners, providing for       1997
           the acquisition of Registrant by
           American Industrial Partners or one
           of its affiliates
 10.24     Bridge Loan Commitment issued by PPM     Exhibit 5.1 to Registrant's Tender
           America Special Investments Fund,        Offer Solicitation/Recommendation
           L.P. as of April 14, 1997                Statement on Schedule 14D-1 filed
                                                    with the Commission on August 26,
                                                    1997
 10.25     Extension Agreement dated June 30,       Exhibit 5.2 to Registrant's Tender
           1997 by and between PPM America          Offer Solicitation/Recommendation
           Special Investments Fund L.P. and        Statement on Schedule 14D-1 filed
           Bucyrus International, Inc.              with the Commission on August 26,
                                                    1997
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
EXHIBIT                                                                                       FILED
NUMBER                  DESCRIPTION                 INCORPORATED HEREIN BY REFERENCE FROM    HEREWITH
-------                 -----------                 -------------------------------------    --------
 10.26     Amendment to Bridge Loan Commitment      Exhibit 5.3 to Registrant's Tender
           dated as of August 20, 1997 by and       Offer Solicitation/Recommendation
           between PPM America Special              Statement on Schedule 14D-1 filed
           Investments Fund, L.P. and Bucyrus       with the Commission on August 26,
           International, Inc.                      1997
 10.27     Bridge Loan Agreement dated as of        Exhibit 5.4 to Registrant's Tender
           August 26, 1997 by and between PPM       Offer Solicitation/Recommendation
           America Special Investments Fund,        Statement on Schedule 14D-1 filed
           L.P., Bank of Montreal, Bucyrus          with the Commission on August 26,
           (Australia) Proprietary Ltd., Bucyrus    1997
           Canada Limited and Bucyrus
           International, Inc.
 10.28     Joint Prosecution Agreement dated as     Exhibit 9 to Registrant's Tender
           of August 21, 1997 by and between        Offer Solicitation/Recommendation
           Jackson National Life Insurance          Statement on Schedule 14D-1 filed
           Company and Bucyrus International,       with the Commission on August 26,
           Inc.                                     1997
 10.29     Settlement Agreement dated as of         Exhibit 10 to Registrant's Tender
           August 21, 1997 by and between           Offer Solicitation/Recommendation
           Jackson National Life Insurance          Statement on Schedule 14D-1 filed
           Company and Bucyrus International,       with the Commission on August 26,
           Inc.                                     1997
 99.1      Audited and unaudited combined                                                       X
           financial statements of the Surface
           Mining and Equipment Business of
           Global Industrial Technologies, Inc.
 99.2      Unaudited Pro Forma Combined                                                         X
           Condensed Financial Statements of the
           Company for the year ended December
           31, 1996, and the six months ended
           June 30, 1997
 99.3      Excerpts from Registrant's                                                           X
           Preliminary Confidential Offering
           Memorandum dated August 27, 1997 for
           use in connection with the Senior
           Notes Offering under the captions
           "Summary of Offering Memorandum --
           Sources and Uses of Funds," "Risk
           Factors" (except for certain Sections
           pertinent only to potential purchasers
           of Senior Notes), "Management's Discussion
           and Analysis of Financial Condition
           and Results of Operations," and "Business."
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